Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

21. SUBSEQUENT EVENTS

The Group evaluates all events and transactions that occur after December 31, 2024, other than the event disclosed below and elsewhere in these consolidated financial statements, there is no other subsequent event occurred that would require recognition or disclosure in the Group’s consolidated financial statements.

On January 2, 2025, the Company entered into a certain securities purchase agreement (the “Securities Purchase Agreement”) with certain non-affiliated institutional investors (the “Purchasers”) pursuant to which the Company sold 1,535,000 Class A ordinary shares of the Company (the “Shares”), par value $0.00001 per share (the “Ordinary Shares”) at a per share price of $2.00 in a registered direct offering, for gross proceeds of $3,070,000 (the “Offering”). The Securities Purchase Agreement was fully executed on January 3, 2025.